Exhibit 99.1

JOINT FILING AGREEMENT

The undersigned hereby agree that they are filing this statement on Schedule 13G jointly pursuant to Rule 13d-1(k)(1). Each of them is responsible for the timely filing of such Schedule 13G and any amendments thereto, and for the completeness and accuracy of the information concerning such person contained therein; but none of them is responsible for the completeness or accuracy of the information concerning the other persons making the filing, unless such person knows or has reason to believe that such information is inaccurate.

In accordance with Rule 13d-1(k)(1) promulgated under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree to the joint filing with each other on behalf of each of them of such a statement on Schedule 13G with respect to the Class A Common Stock of The AZEK Company Inc. beneficially owned by each of them. This Joint Filing Agreement shall be included as an exhibit to such Schedule 13G.

IN WITNESS WHEREOF, the undersigned hereby execute this Joint Filing Agreement as of the 13th day of February, 2024.

Ares Corporate Opportunities Fund IV, L.P.

By:	ACOF Operating Manager IV, LLC
Its:	Manager

Signed:	/s/ Evan Hoole
Name:	Evan Hoole
Title:	Authorized Signatory

ACOF Operating Manager IV, LLC

Signed:	/s/ Evan Hoole
Name:	Evan Hoole
Title:	Authorized Signatory

Ares Management LLC

Signed:	/s/ Anton Feingold
Name:	Anton Feingold
Title:	Authorized Signatory

Ares Management Holdings L.P.

By:	Ares Holdco LLC
Its:	General Partner

Signed:	/s/ Anton Feingold
Name:	Anton Feingold
Title:	Authorized Signatory

Ares Holdco LLC

Signed:	/s/ Anton Feingold
Name:	Anton Feingold
Title:	Authorized Signatory

Ares Management Corporation

Signed:	/s/ Anton Feingold
Name:	Anton Feingold
Title:	Authorized Signatory

Ares Management GP LLC

Signed:	/s/ Anton Feingold
Name:	Anton Feingold
Title:	Authorized Signatory

Ares Voting LLC By: Ares Partners Holdco LLC, its sole member

Signed:	/s/ Anton Feingold
Name:	Anton Feingold
Title:	Authorized Signatory

Ares Partners Holdco LLC

Signed:	/s/ Anton Feingold
Name:	Anton Feingold
Title:	Authorized Signatory